UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 29, 2026, SharonAI Holdings Inc. (the “Company”) is posting a presentation on its website. The Company expects to use such presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the current fiscal year of the Company. The presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in the presentation is summary information that may only be accurate as of the date hereof and is intended to be considered in the context of the Company’s Securities and Exchange Commission (the “SEC”) filings and other public disclosures, including the risk factors disclosed therein. By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to materiality of any information in this report that is required solely to be disclosed by reason of Regulation FD. The Company undertakes no obligation to publicly update or revise the information contained in this Current Report, although it may do so from time to time as its management determines. Any such updates may be made through the filing of other reports or documents with the SEC, through press releases or other public disclosures.

The information furnished under Item 7.01 of this Current Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation materials relating to SharonAI Holdings Inc. dated April 29, 2026.
104	Cover page interactive data file (embedded within the inline XBRL document).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this Current Report and its exhibit that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s reports and filings made with the SEC. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ James Manning
	Name:	James Manning
	Title:	Chief Executive Officer

Date: April 29, 2026

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